                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                               Paris Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                               Paris Corporation
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Notes:

                               PARIS CORPORATION
                                700 HOBBS ROAD
                                WAYNE, PA 19087


               NOTICE OF THE 2001 ANNUAL MEETING OF SHAREHOLDERS
                           FRIDAY, FEBRUARY 9, 2001
                           ------------------------

TO THE SHAREHOLDERS OF PARIS CORPORATION:

     NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Shareholders of Paris Corporation, a Pennsylvania corporation (the "Corporation") will be held at the headquarters of the Corporation, located at 122 Kissel Road, Burlington, New Jersey at 10:00 A.M., on February 9, 2001 for the following purposes:

     1.   To elect the Board of Directors for the ensuing year;

     2. To transact such other and further business as may come before the meeting or any adjournments or postponements thereof.

     Please complete, sign and return the enclosed proxy in the envelope provided. The prompt return of your proxy will save the expense involved in further communication.


                                        By Order of the Board of Directors

                                        /s/ Dominic P. Toscani, Sr.
                                        ___________________________
                                        Dominic P. Toscani, Sr.
                                        Chairman of the Board


Dated:  December 22, 2000

                               PARIS CORPORATION
                                PROXY STATEMENT
                      2001 ANNUAL MEETING OF SHAREHOLDERS
                               FEBRUARY 9, 2001
                               ----------------

     This proxy statement is furnished to the shareholders of Paris Corporation (the "Corporation") in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Corporation to be used at the 2001 Annual Meeting of Shareholders scheduled to be held on February 9, 2001, or at any adjournments thereof (the "Annual Meeting").

     These proxy materials are being mailed on or about December 22, 2000 to shareholders of record as of the close of the business on December 15, 2000, the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. At the close of business on December 15, 2000, there were outstanding and entitled to vote 3,270,535 shares of common stock (the "Common Stock") of the Corporation. Holders of shares of Common Stock are entitled to one vote per share on any matter that properly comes before the Annual Meeting, except that shareholders have the right to cumulate their votes in the election of directors. The presence in person or by proxy of shareholders entitled to cast a majority of all votes entitled to be cast will constitute a quorum at the Annual Meeting. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions and shares held by brokers that are present but not voted, because the brokers were prohibited from exercising discretionary authority ("Broker Non-Votes"), will be counted as present for purposes of determining the presence or absence of a quorum.

     It is expected that the solicitation of proxies will be primarily by mail. Proxies may also be solicited personally and by telephone by officers and directors of the Corporation. The total expense of preparing, assembling, and mailing the proxy statement and accompanying notice and form of proxy will be borne by the Corporation. These expenses may also include out-of-pocket disbursements incurred by brokerage houses or other custodians, nominees, or other fiduciaries, for forwarding documents to shareholders.

     The shares of Common Stock represented by each properly executed proxy will be voted at the Annual Meeting in accordance with the directions set forth in the proxy. Shareholders are urged to specify their choices, by marking the appropriate boxes, on the enclosed proxy card; if no choice has been specified, the shares will be voted as recommended by the Board of Directors. Each share of Common Stock is entitled to one vote on all business to come before the Annual Meeting, except that, in the election of directors, shareholders may multiply the number of votes to which they are entitled by the number of directors to be elected, and the aggregate number of such votes may be cast for one nominee or distributed among any two or more nominees. If you wish to cumulate your votes in this manner, you must clearly indicate on your proxy card your desire to cumulate your votes and how many votes you wish to cast for each nominee. Execution of a proxy giving authority to vote for the nominees named herein will give discretion to the named proxies to vote shares cumulatively for fewer than all nominees, if they choose to do so. If any other matters are properly presented to the Annual Meeting for consideration, which is not presently anticipated, the proxy holders will vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their best judgment. Execution of the proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person. Any shareholder giving a proxy has the right to revoke it by giving written notice of revocation to the Secretary of the Corporation, at any time before the proxy is voted, by executing a proxy bearing a later date which is voted at the Annual Meeting, or by attending the meeting and voting in person.

     Your proxy vote is important. You are asked to complete, sign and return the accompanying proxy card regardless of whether or not you plan to attend the Annual Meeting.

                      PROPOSAL 1 - ELECTION OF DIRECTORS
                      ----------------------------------

     Seven directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting. Shareholders are asked to vote for the nominees listed below to serve a one-year term until the next Annual Meeting and until their successors are elected and qualified.

     All nominees have indicated a willingness to serve as directors. The Board of Directors has no reason to believe that any of the nominees will be unable to serve as directors, if elected. However, in case any such nominee should become unavailable for election, the proxy will be voted for such substitute, if any, as the Board of Directors may designate. The seven nominees for Director receiving the highest number of votes cast at the Annual Meeting will be elected as the Corporation's Directors. Discretionary authority to vote cumulatively is solicited.

     The following information is furnished with respect to the nominees for
Directors:

Name and Age                Director Since   Principal Occupations and
------------                --------------   Position with the Company
                                             -------------------------

Dominic P. Toscani, Sr.,72       1964        President, Chief Executive
(4)                                          Officer, Treasurer and Chairman
                                             of the Company since 1969.

Palmer E. Retzlaff, 69           1993        President of Southwest Grain Co.,
(2), (3)                                     Inc., Edinburg, TX since 1976.

Frank A. Mattei, 79              1986        Orthopedic Surgeon.  Former
(1)                                          Consultant to Company and
                                             Principal Shareholder the past
                                             five years.

Oscar Tete, 76                   1986        Retired, 1990.  Previously,
(1), (2)                                     Executive Vice President of First
                                             Fidelity Bank, Burlington, New
                                             Jersey since 1972.

Gerard M. Toscani, 40            1992        Senior Vice President of the
(3), (4)                                     Company since 1990 and
                                             Secretary since 1997.

John Petrycki, 60                1995        Retired, 1995. Previously
(1), (3)                                     President and Chief Executive
                                             Officer of PNC Bank,
                                             Southcentral PA.

Gerald A. Sandusky, 56           2000        Retired, 1999.  Previously,
(1), (2)                                     defensive coordinator of Penn
                                             State University Football since
                                             1968.  Founder and Chairman of
                                             the Board of the Second Mile
                                             Foundation.

(1)  Member of the Compensation and Stock Option Committee.
(2)  Member of the Audit Committee.
(3)  Member of the Investment and Finance Committee.
(4)  Dominic P. Toscani, Sr. is the father of Gerard M. Toscani.

          Meetings of the Board of Directors and Committees of the Corporation
          --------------------------------------------------------------------

     The Corporation has standing Audit, Investment and Finance and Compensation and Stock Option Committees of its Board of Directors. The directors of the Board held four regular and one special meeting during the fiscal year ended September 30, 2000. All Directors attended at least 75% of their scheduled Board meetings and meetings held by Committees of which they were members. All Directors, except those who are also officers, receive a fee of $500 for each Board meeting attended.

Audit Committee. The Audit Committee is currently composed of three non-employee Directors. The current members of the Audit Committee are Palmer E. Retzlaff, Oscar Tete and Gerald A. Sandusky. This committee meets with the Corporation's independent public accountants to review the scope and results of auditing procedures and the Corporation's accounting policies and controls. The Audit Committee also provides general oversight with respect to the accounting principles employed in the Corporation's financial reporting. The Audit Committee met four times during the fiscal year ended September 30, 2000.


                   PARIS CORPORATION AUDIT COMMITTEE CHARTER
                   -----------------------------------------

The audit committee is a committee of the board of directors. Its primary function is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the board of directors have established, and the audit process.

In meeting its responsibilities, the audit committee is expected to:

1. Provide an open avenue of communication between the internal auditors, the independent accountant, and the board of directors.

2.   Review and update the committee's charter annually.

3. Recommend to the board of directors the independent accountants to be nominated, approve the compensation of the independent accountant, and review and approve the discharge of the independent accountants.

4. Review and concur in the appointment, replacement, reassignment, or dismissal of the director of internal auditing.

5. Confirm and assure the independence of the internal auditor and the independent accountant, including a review of management consulting services and related fees provided by the independent accountant.

6. Inquire of management, the director of internal auditing, and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to the company.

7. Consider, in consultation with the independent accountant and the director of internal auditing, the audit scope and plan of the internal auditors and the independent accountant.

8. Consider with management and the independent accountant the rationale for employing audit firms other than the principal independent accountant.

9. Review with the director of internal auditing and the independent accountant the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

10. Consider and review with the independent accountant and the director of internal auditing:

     (a) The adequacy of the company's internal controls including computerized information system controls and security.

     (b) Any related significant findings and recommendations of the independent accountant and internal auditing together with management's responses thereto.

11. Review with management and the independent accountant at the completion of the annual examination:

     (a)  The company's annual financial statements and related footnotes.

     (b) The independent accountant's audit of the financial statements and his or her report thereon.

     (c) Any significant changes required in the independent accountant's audit plan.

     (d) Any serious difficulties or disputes with management encountered during the course of the audit.

     (e) Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

12.  Consider and review with management and the director of internal auditing:

     (a) Significant findings during the year and management's responses thereto.

     (b) Any difficulties encountered in the course of their audits, including any restriction on the scope of their work or access to required information.

     (c)  Any changes required in the planned scope of their audit plan.

     (d)  The internal auditing department budget and staffing.

     (e)  The internal auditing department charter.

     (f) Internal auditing's compliance with The IIA's Standards for the Professional Practice of Internal Auditing Standards.

13. Review filings with the SEC and other published documents containing the company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

14. Review with management, the independent accountant, and the director of internal auditing the interim financial report before it is filed with the SEC or other regulators.

15. Review policies and procedures with respect to officers' expense accounts and perquisites including their use of corporate assets, and consider the result of any review of these areas by the internal auditor or the independent accountant.

16. Review with the director of internal auditing and the independent accountant the results of their review of the company's monitoring compliance with the company's code of conduct.

17. Review legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, and programs and reports received from regulators.

18. Meet with the director of internal auditing, the independent accountant, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee.

19. Report committee actions to the board of directors with such recommendations as the committee may deem appropriate.

20. Prepare a letter for inclusion in the annual report that describes the committee's composition and responsibilities, and how they were discharged.

21. The audit committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

22. The committee shall meet at least four times per year or more frequently as circumstances require. The committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

23. The committee will perform such other functions as assigned by law, the company's charter or bylaws, or the board of directors.

The membership of the audit committee shall consist of at least three independent members of the board of directors who shall serve at the pleasure of the board of directors. Audit committee members and the committee chairman shall be designated by the full board of directors upon the recommendation of the nominating committee.

The duties and responsibilities of the member of the audit committee are in addition to those duties set out for a member of the board of directors.

Compensation and Stock Option Committee. The Compensation and Stock Option Committee is composed of four non-employee Directors. The current members of the Compensation and Stock Option Committee are Gerald A. Sandusky, Frank A. Mattei, Oscar Tete and John Petrycki. The Compensation and Stock Option Committee determines and reviews executive compensation matters, including the compensation of the Corporation's Chief Executive Officer, and administers the terms and provisions of the Corporation's stock option plan. The Compensation and Stock Option Committee met four times during the fiscal year ended September 30, 2000.

Investment and Finance Committee. The Investment and Finance Committee is composed of three Directors. The current members of the Investment and Finance Committee are Palmer E. Retzlaff, Gerard M. Toscani and John Petrycki. The Investment and Finance Committee reviews and consults the Corporation on the Corporation's portfolio. The Investment and Finance Committee met four times during the fiscal year ended September 30, 2000.


                              Voting Requirements
                              -------------------
     Each shareholder voting in the election of directors is entitled to cumulate such shareholder's votes. Each shareholder who elects to cumulate votes shall be entitled to as many votes as equals the number of directors to be elected multiplied by the number of shares held by such shareholder, and the shareholder may cast all such votes for a single director or distribute such votes among as many candidates as the shareholder may see fit. The seven nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTORS NOMINATED IN THIS PROXY STATEMENT.

                              EXECUTIVE OFFICERS
                              ------------------
     William L. Lomanno, age 33, has served as Chief Financial Officer since April 1998. He has been associated with the Corporation since 1991 and had previously served as the Controller and Accounting Manager for the Corporation. William L. Lomanno does not serve on the Board of Directors.

                             Summary Compensation
                             --------------------
     The following table contains information regarding the individual compensation of the two most highly compensated executive officers of the Corporation in the 2000, 1999 and 1998 fiscal years. No other executive officers of the Corporation earned in excess of $100,000 in compensation from the Corporation in the 2000 fiscal year.

                          Summary Compensation Table
                          --------------------------

                                             Annual Compensation
                                             -------------------

     Name and Principal               Fiscal                                    Other Annual
     ------------------               ------                                    ------------
     Position                          Year          Salary        Bonus        Compensation
     --------                          ----          ------        -----        ------------
     Dominic P. Toscani, Sr.           2000         $269,557      $ 5,243             __
     Chairman of the Board, Chief      1999         $268,367      $     0             __
     Executive Officer                 1998         $262,415            0             __
     and President
     Gerard M. Toscani                 2000         $195,707      $28,860             __
     Senior Vice President and         1999         $180,654            0             __
     Secretary                         1998         $164,008            0             __


         All officers serve at the discretion of the Board of Directors and are appointed to their respective offices for a one year term.


             REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE
             -----------------------------------------------------


                        Report on Executive Compensation
                        --------------------------------

         The Compensation and Stock Option Committee (the "Compensation Committee") has responsibility for the Corporation's executive compensation policies and practices. The Compensation Committee approves all elements of compensation for corporate officers and administers the Corporation's 1995 Stock Option Plan, as amended, under which stock awards are made to officers, other executives, consultants and other key employees. The Compensation Committee regularly reports on its activities to the Board of Directors. The Compensation Committee is comprised of Gerald A. Sandusky, Frank A. Mattei, Oscar Tete and John Petrycki all of whom are Directors of the Corporation.

                            Compensation Philosophy
                            -----------------------

         The Corporation's executive compensation programs are based on the belief that the interests of the executive should be directly aligned with those of the shareholders. The programs are strongly oriented towards a pay-at-risk philosophy that ties individual compensation to both the annual and long-term development goals of the Corporation. The Compensation Committee has established the following principles to guide development of the Corporation's compensation programs and to provide a framework for compensation decisions:

    . provide a total compensation package that will attract the best talent to the Corporation, motivate individuals to perform at their highest levels, reward outstanding performance and retain executives whose skills are critical for building long-term shareholder value;

    . establish incentives for senior management that are directly tied to both specific and overall development goals of the Corporation; and

    . implement long-term incentives to focus executives on managing from the perspective of an owner with an equity stake in the business, and align executive compensation with benefits realized by the Corporation's shareholders.

                      Compensation Programs and Practices
                      -----------------------------------
     The Compensation Committee determines salary ranges and incentive award opportunities for executive officers. The Compensation Committee has the discretion to adjust the rate of compensation as they deem appropriate.

                             Salary and Incentives
                             ---------------------
     Salaries are established by the Compensation Committee for executives based on an executive's scope of responsibilities, level of experience, individual performance, and contribution to the business. For the year ended September 30, 2000, executive officers of the Corporation were entitled to incentive bonuses based upon specific development goals of the Corporation. These incentive bonuses were developed by Gerard Toscani, the Corporation's Senior Vice President and Secretary, and approved by the committee.

                                 Stock Options
                                 -------------
     The Compensation Committee believes that the interests of senior management must be closely aligned with the interests of the shareholders. Long-term incentives in the form of stock options provide a vehicle to reward executives only if there is an increase in shareholder value. Stock options are granted to officers, other executives, key consultants and other selected employees whose contributions and skills are important to the long-term success of the Corporation. Stock options are also granted to newly hired executives and other employees as a method to attract the best talent to the Corporation. Options to purchase Common Stock of the Corporation are granted at fair market value on the date of grant with varying terms.

     Several factors are considered in determining the size of such stock option grants to the executive officers. These factors included the expected individual accomplishments and achievements of certain executives and the experience levels of those executive hired during the year. No specific weight was given to any factor, nor was the number of options granted determined on any formula basis.


                  Compensation for the Chief Executive Officer
                  --------------------------------------------
     Mr. Dominic P. Toscani, Sr. was the Corporation's Chairman, Chief Executive Officer and President throughout the fiscal year ended September 30, 2000. During the fiscal year ended September 30, 2000, Mr. Toscani's total salary was $269,557.

     In determining the compensation levels for Mr. Toscani, the Compensation Committee considered the level of experience, dedication and unique qualifications Mr. Toscani has brought to the Corporation. The Compensation Committee also analyzed the Corporation's goals for which Mr. Toscani has responsibility and the degree to which Mr. Toscani contributed to reaching such goals. Among the Corporation's accomplishments in the year ended September 30, 2000 was the continued profitability of the company. The Compensation Committee believes that Mr. Toscani's contribution to attaining this goal was crucial. Mr. Toscani's salary is an amount that the Compensation Committee believes fairly represents his additional contributions to the Corporation's success.

                   COMPARATIVE PERFORMANCE OF THE CORPORATION
                   ------------------------------------------
     The Securities and Exchange Commission requires the Company to present a chart, over a five year period, comparing the cumulative total shareholder return on its Common Stock with the cumulative total shareholder return of (i) a broad equity market index and (ii) a published industry index or peer group.
The following chart compares the performance of the Common Stock with (i) the stocks comprising the NASDAQ (the "NASDAQ Index") and (ii) the stocks comprising the S & P Paper & Forest Product Industry Group and assumes an investment of $100 on October 1, 1995 in each of the Common Stock, the stocks comprising the NASDAQ Index and the stocks comprising the S & P Paper & Forest Product Industry Group.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
         AMONG PARIS CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX
                  AND THE S & P PAPER & FOREST PRODUCTS INDEX

Company/Index                                 Oct 95       Oct 96      Oct 97       Oct 98       Oct 99      Oct 00
-------------------------------------       ----------   ----------   ---------   -----------   ---------   ---------
Paris Corp                                      100.00       131.24       70.00         85.00       83.28       32.00
NASDAQ US Index                                 100.00       158.93      209.16        234.09      390.84      359.00
Paper & Forest Products - 500                   100.00       120.51      134.42        124.85      161.40       91.00

* $100 invested on 9/30/95 in stock or index - including reinvestment of dividends. Fiscal year ending September 30.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
         AMONG PARIS CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX
                  AND THE S & P PAPER & FOREST PRODUCTS INDEX

                             [GRAPH APPEARS HERE]

Company/Index                                 Oct 95       Oct 96      Oct 97       Oct 98       Oct 99      Oct 00
-------------------------------------       ----------   ----------   ---------   -----------   ---------   ---------
Paris Corp                                      100.00       131.24       70.00         85.00       83.28       32.00
NASDAQ US Index                                 100.00       158.93      209.16        234.09      390.84      359.00
Paper & Forest Products - 500                   100.00       120.51      134.42        124.85      161.40       91.00


* $100 INVESTED ON 9/30/95 IN STOCK OR INDEX
INCLUDING REINVESTMENT OF DIVIDENDS.
FISCAL YEAR ENDING SEPTEMBER 30.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                -----------------------------------------------
     The following table sets forth, as of November 15, 2000 the number and percentage of outstanding shares beneficially owned by each person known by the Corporation to own beneficially more than five percent of the Common Stock of the Corporation, each Director, and all Officers and Directors as a group, based upon information obtained by the Corporation from each such person and outside sources. Unless otherwise indicated all addresses are 122 Kissel Road, Burlington, NJ 08016.

Shareholder                                   Shares Owned (1)                           Percent
--------------------------------              ----------------                           -------
Dominic P. Toscani, Sr. (2)(4)                       1,134,948                              32.5%
and Nancy C. Toscani
Frank A. Mattei                                      1,064,831                              30.5%

The Caritas Foundation (3)                             383,835                              11.0%

Gerard M. Toscani (4)                                  150,527                               4.3%

Palmer E. Retzlaff                                      11,000                                  *

Oscar Tete                                               9,102                                  *

John Petrycki                                            7,000                                  *

Gerald Sandusky                                           1100                                  *

All Directors (present and                           2,404,508                              68.9%
proposed) and Officers as a
group (10 Persons) (4)

_________________________
*    Less than 1%
(1) Based on 3,270,535 shares outstanding and 221,300 options currently exercisable on November 15, 2000.
(2) Includes 1,028,197 shares personally held; 47,006 shares held by Paris Corporation Profit Sharing Plan of which Mr. Toscani is the Plan Trustee; 14,745 shares held by Toscani Investment Company, a family partnership; and 45,000 options owned by him and exercisable as of November 15, 2000.
(3)  The Caritas Foundation, a tax exempt organization formed under Section 501
     (c)(3) of the Internal Revenue Code of 1954, as amended, was organized in 1984 by Dominic P. Toscani, to promote the objectives of free enterprise and to support individual freedom. At the present time Reverend Peter Toscani, O.S.A., is sole trustee of the Foundation. The Foundation's address is 700 Hobbs Road, Wayne, Pennsylvania 19087.
(4) Includes options currently exercisable individually and all officers as a group (182,000).


                               STOCK OPTION PLAN
                               -----------------
  Under the Corporation's stock option plan, options to purchase the Corporation's Common Stock are granted at an exercise price per share of not less than 100% of the fair market value of such stock on the date of grant. The options terminate between five and ten years from the date of grant.

  There were no options granted for fiscal year ended September 30, 2000.


                             SHAREHOLDER PROPOSALS
                             ---------------------
  Shareholder proposals intended for inclusion in next year's Proxy Statement should be sent to Paris Corporation, 122 Kissel Road, Burlington, NJ 08016,
Attention: Corporate Secretary, and must be received by September 28, 2001, under the rules of the Securities and Exchange Commission now in effect.

                            INDEPENDENT ACCOUNTANTS
                            -----------------------
  The Board of Directors has appointed Goldenberg Rosenthal, LLP independent certified public accountants, to audit the financial statements of the Corporation for the fiscal year ending September 30, 2001. Representatives of Goldenberg Rosenthal, LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from those attending the Annual Meeting.


                            ADDITIONAL INFORMATION
                            ----------------------
  The Corporation will furnish without charge to any stockholders, upon written or oral request, any documents filed with the Securities and Exchange Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended. Requests for such documents should be addressed to Paris Corporation, 122 Kissel Road, Burlington, NJ 08016, Attention: Corporate Secretary.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
            -------------------------------------------------------
  Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers, Directors and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than ten percent shareholders are required by the Securities and Exchange Commission regulation to furnish the Corporation with copies of all Section 16(a) forms filed.

  Based solely on review of the copies of such forms furnished to the Corporation, or written representation that no Forms 5 were required, the Corporation believes that, during the last fiscal year, all Section 16(a) filing requirements applicable to its officers, Directors and greater than ten percent beneficial owners were complied with.


                                 OTHER MATTERS
                                 -------------
  The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other business properly comes before the Annual Meeting or any adjournments thereof, proxies will be voted upon any such matter in accordance with the discretion of the persons named therein.

  A copy of the Annual Report of the Corporation for the year ended September 30, 2000 is being mailed to shareholders together with this Proxy Statement. Such report is not incorporated in this Proxy Statement and is not to be considered a part of the proxy soliciting material.

                                    By Order of the Board of Directors


                                    /s/ Dominic P. Toscani, Sr.
                                    ___________________________
                                    Dominic P. Toscani, Sr.
                                    Chairman of the Board

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